SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2003

Date of Report

(Date of earliest event reported)

POET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28017	94-3221778
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1065 E. Hillsdale Blvd., Suite 205, Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 212-3100

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

99.1	Text of ad hoc notice dated July 22, 2003.

99.2	Text of press release dated July 22, 2003.

Item 9.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 22, 2003, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended June 30, 2003.

On July 22, 2003, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

POET HOLDINGS, INC.

By:	/s/ LUDWIG LUTTER
Name: Title:	Ludwig Lutter Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc dated July 22, 2003.

99.2	Text of press release dated July 22, 2003.